                                                                   Exhibit 1(cc)

                  NINETEENTH AMENDMENT DATED DECEMBER 31, 2008

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

Pursuant to authority granted by the Trustees, Schedule A is amended as follows to reflect (1) the establishment and designation of Janus Adviser Perkins Large Cap Value Fund (the "Fund") and Class A, Class C, Class I and Class S Shares of the Fund; (2) the name change of Janus Adviser Mid Cap Value Fund to Janus Adviser Perkins Mid Cap Value Fund; (3) the name change of Janus Adviser Small Company Value Fund to Janus Adviser Perkins Small Company Value Fund; and (4) the name change of Janus Adviser Fundamental Equity Fund to Janus Adviser Research Core Fund (effective February 27, 2009):

                                   SCHEDULE A

Series of the Trust                                      Available Classes
-------------------                                    --------------------
Janus Adviser Balanced Fund                               Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Contrarian Fund                             Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Flexible Bond Fund                          Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Floating Rate High Income Fund              Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class S Shares

Janus Adviser Forty Fund                                  Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Research Core Fund                          Class A Shares
                                                          Class C Shares

                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Global Real Estate Fund                     Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class S Shares

Janus Adviser Global Research Fund                        Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class S Shares

Janus Adviser Growth and Income Fund                      Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser High-Yield Fund                             Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Institutional Cash Management Fund                  Premium Shares
                                                       Institutional Shares

Janus Institutional Government Money Market Fund          Premium Shares
                                                          Select Shares
                                                          Primary Shares
                                                       Institutional Shares
                                                          Service Shares

Janus Institutional Money Market Fund                     Premium Shares
                                                          Select Shares
                                                          Primary Shares
                                                       Institutional Shares
                                                          Service Shares

Janus Adviser INTECH Risk-Managed Core Fund               Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser INTECH Risk-Managed Growth Fund             Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares


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

Janus Adviser INTECH Risk-Managed International Fund      Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class S Shares

Janus Adviser INTECH Risk-Managed Value Fund              Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser International Equity Fund                   Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser International Forty Fund                    Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class S Shares

Janus Adviser International Growth Fund                   Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Large Cap Growth Fund                       Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Long/Short Fund                             Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Mid Cap Growth Fund                         Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Perkins Mid Cap Value Fund                  Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Modular Portfolio Construction Fund         Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class S Shares

Janus Adviser Money Market Fund                           Class A Shares
                                                          Class C Shares
                                                          Class S Shares

Janus Adviser Orion Fund                                  Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Perkins Large Cap Value Fund                Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class S Shares

Janus Adviser Perkins Small Company Value Fund            Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Small-Mid Growth Fund                       Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

Janus Adviser Worldwide Fund                              Class A Shares
                                                          Class C Shares
                                                          Class I Shares
                                                          Class R Shares
                                                          Class S Shares

[SEAL]


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